                                                                    Exhibit 10.8

                                    GUARANTY

New York, New York                                             November 26, 2004

     FOR VALUE  RECEIVED,  and in  consideration  of loans made or to be made or credit  otherwise  extended  or to be  extended  by  Laurus  Master  Fund,  Ltd.
("Lender") to or for the account of Tidel Engineering, LP ("Borrower") from time to time and at any time for other good and valuable consideration, and to induce
Lender,  in its  discretion,  to make such loans or  extensions of credit and to
make  or  grant  such   renewals,   extensions,   releases  of   collateral   or
relinquishments   of  legal   rights  as  Lender  may  deem   advisable,   Tidel
Technologies, Inc. ("Guarantor" or the "undersigned") unconditionally guaranties to Lender,  and its successors,  endorsees and assigns,  the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and  liabilities  of  any  and  all  kinds  of  Borrower  to  Lender  and of all instruments  of any nature  evidencing or relating to any such  obligations  and liabilities  upon which  Borrower or one or more  parties and Borrower is or may become  liable to Lender,  whether  incurred  by  Borrower  as maker,  endorser, drawer, acceptor,  guarantor,  accommodation party or otherwise, and whether due or to become  due,  secured  or  unsecured,  absolute  or  contingent,  joint or several, and however or whenever acquired by Lender,  whether arising under, out of, or in connection  with (a) that certain  Convertible  Promissory Note in the original  principal  amount of  $1,250,000  dated as of the date  hereof made by
Borrower in favor of Lender (as amended, modified, restated or supplemented from time to time, the  "Convertible  Note"),  or (b) any  documents,  instruments or agreements  relating to or executed in  connection  therewith or any  documents, instruments or agreements referred to therein (as each may be amended, modified, restated or  supplemented  from time to time,  the  "Documents"),  or  otherwise
((a)-(b) collectively referred to as the "Obligations"), and irrespective of the genuineness,  validity,  regularity or enforceability of such Obligations, or of any instrument  evidencing any of the Obligations or of any collateral  therefor or of the  existence  or  extent of such  collateral,  and  irrespective  of the allowability,  allowance or disallowance of any or all of the Obligations in any case  commenced  by or against  Borrower  under Title 11,  United  States  Code, including,  without  limitation,  obligations  or  indebtedness  of Borrower for post-petition interest,  fees, costs and charges that would have accrued or been added to the Obligations  but for the  commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:

     1. NO  IMPAIRMENT.  Lender  may at any time and from  time to time,  either before or after the maturity  thereof,  without notice to or further  consent of the  undersigned,  extend the time of payment  of,  exchange  or  surrender  any collateral  for, renew or extend any of the Obligations or decrease the interest rate thereon,  and may also make any  agreement  with Borrower or with any other party to or person liable on any of the Obligations,  or interested therein, for the extension,  renewal, payment,  compromise,  discharge or release thereof, in whole  or in  part,  or for any  modification  of the  terms  thereof  or of any agreement between Lender and Borrower or any such other party or person, or make any  election  of rights  Lender  may deem  desirable  under the  United  States
Bankruptcy  Code,  as  amended,  or  any  other  federal  or  state  bankruptcy, reorganization,  moratorium  or  insolvency  law  relating to or  affecting  the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency
Law") without in any way impairing or affecting  this  Guaranty.  So long as the

Obligations are outstanding,  this instrument  shall be effective  regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition,  nature,  personnel or location of Borrower and shall extend to any  successor  entity to Borrower,  including a debtor in  possession or the like under any Insolvency Law.

     2. GUARANTY ABSOLUTE.  The undersigned guarantees that the Obligations will be paid strictly in accordance  with the terms of the Purchaser Notes and/or any other document,  instrument or agreement creating or evidencing the Obligations, regardless  of any law,  regulation  or order now or  hereafter in effect in any jurisdiction  affecting any of such terms or the rights of Borrower with respect thereto.  Guarantor hereby knowingly  accepts the full range of risk encompassed within a contract of "continuing  guaranty"  which risk includes the possibility that Borrower will contract  additional  indebtedness for which Guarantor may be liable  hereunder  after  Borrower's  financial  condition or ability to pay its lawful debts when they become due has deteriorated,  whether or not Borrower has properly  authorized  incurring such  additional  indebtedness.  The undersigned acknowledges  that no oral  representations,  including any  representations  to extend credit or provide other financial  accommodations to Borrower,  have been made by  Lender to induce  the  undersigned  to enter  into this  Guaranty.  The liability  of  the  undersigned  under  this  Guaranty  shall  be  absolute  and unconditional, in accordance with its terms, and, so long as the Obligations are outstanding,  shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever,  including,  without limitation:  (a) any
waiver,  indulgence,   renewal,  extension,  amendment  or  modification  of  or
addition,  consent or  supplement  to or  deletion  from or any other  action or inaction  under or in  respect  of the  Documents  or any other  instruments  or agreements  relating to the  Obligations  or any  assignment  or transfer of any thereof,  (b) any lack of validity or  enforceability  of the Purchaser Notes or other  documents,  instruments or agreements  relating to the Obligations or any assignment  or transfer of any thereof,  (c) any  furnishing  of any  additional security to Lender or its assignees or any acceptance  thereof or any release of any  security  by Lender or its  assignees,  (d) any  limitation  on any party's liability or obligation under the Documents or any other documents,  instruments or agreements  relating to the  Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability,  in whole or in part, of any such document,  instrument  or agreement  or any term  thereof,  (e) any  bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower,  or any action taken with respect to this  Guaranty  by any  trustee  or  receiver,  or by  any  court,  in any  such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange,  release or nonperfection of any collateral, or any  release,  or  amendment  or waiver of or consent to  departure  from any guaranty  or  security,  for  all or any of the  Obligations  or (g)  any  other circumstance  which might  otherwise  constitute  a defense  available  to, or a discharge of, the  undersigned.  Any amounts due from the  undersigned to Lender shall bear interest until such amounts are paid in full at the highest rate then applicable  to  the  Obligations.  Obligations  include  post-petition  interest whether or not allowed or allowable.

     3.  Waivers.  (a)  This  Guaranty  is a  guaranty  of  payment  and  not of collection.  Lender shall be under no  obligation  to institute  suit,  exercise rights or remedies or take any other action against Borrower or any other person liable  with  respect  to any of the  Obligations  or resort  to any  collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which it may have by statute or otherwise  which would require Lender to do any of the foregoing. Guarantor further consents and agrees that  Lender  shall be under no  obligation  to  marshal  any assets in favor of
Guarantor,  or  against  or in  payment  of any or all of the  Obligations.  The undersigned  hereby waives all  suretyship  defenses and any rights to interpose any  defense,  counterclaim  or offset of any nature and  description  which the undersigned  may have or which may exist  between  and  among  Lender,  Borrower and/or the undersigned with respect to the undersigned's  obligations under this
Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration,  breach of warranty,  fraud, payment (other than cash payment in full of the  Obligations),  statute of frauds,  bankruptcy, infancy, statute of limitations,  accord and satisfaction, and usury, except for payment in full of the Obligations pursuant to this Guaranty.

     (b) The  undersigned  waives (i) notice of the acceptance of this Guaranty, and of all  notices  and  demands  of any kind to which the  undersigned  may be entitled,  including, without limitation, notice of adverse change in Borrower's financial  condition  or of any other fact which might  materially  increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations,  protest, notices of presentment, non-payment  or protest  and notice of any sale of  collateral  security  or any default of any sort.

     (c)  Notwithstanding  any  payment  or  payments  made  by the  undersigned hereunder,  or any setoff or application of funds of the  undersigned by Lender, the  undersigned  shall not be entitled to be subrogated to any of the rights of
Lender  against  Borrower or against any  collateral  or  guarantee  or right of offset  held by  Lender  for the  payment  of the  Obligations,  nor  shall  the undersigned seek or be entitled to seek any  contribution or reimbursement  from
Borrower in respect of payments  made by the  undersigned  hereunder,  until all amounts  owing to Lender by Borrower on account of the  Obligations  are paid in full. If an Event of Default (as such term is defined in either of the Purchaser
Notes) has  occurred  and is  continuing,  and any  amount  shall be paid to the undersigned  on account of such  subrogation  rights at any time when all of the
Obligations  shall not have been paid in full,  such amount shall be held by the undersigned in trust for Lender, segregated from other funds of the undersigned, and shall  forthwith  upon,  and in any event within two (2)  business  days of, receipt by the undersigned,  be turned over to Lender in the exact form received by the undersigned (duly endorsed by the undersigned to Lender, if required), to be applied against the Obligations,  whether matured or unmatured, in such order as Lender may determine,  subject to the provisions of the Purchaser  Notes. Any and all  present  and future  debts and  obligations  of  Borrower to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of
Borrower to Lender.

     4. SECURITY.  All sums at any time to the credit of the undersigned and any property of the  undersigned in Lender's  possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more  intermediaries,  controls or is  controlled  by, or is under common control with, Lender (each such entity, an "Affiliate")  shall be deemed held by

Lender or such Affiliate, as the case may be, as security for any and all of the undersigned's  obligations  to Lender and to any Affiliate of Lender,  no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

     5.  REPRESENTATIONS  AND WARRANTIES.  The undersigned hereby represents and warrants (all of which  representations  and warranties  shall survive until all
Obligations are indefeasibly satisfied in full), that:

     (a) CORPORATE  STATUS.  Guarantor is a corporation duly organized,  validly existing  and in good  standing  under the laws of the State of Delaware and has full  power,  authority  and legal right to own its  property  and assets and to transact the business in which it is engaged.

     (b) AUTHORITY AND EXECUTION.  The undersigned has full power, authority and legal right to execute and deliver,  and to perform its obligations  under, this
Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.

     (c) LEGAL,  VALID AND BINDING  CHARACTER.  This  Guaranty  constitutes  the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency
Law.

     (d)  VIOLATIONS.  The execution,  delivery and performance of this Guaranty will not violate any  requirement  of law  applicable to the  undersigned or any material  contract,  agreement or instrument to which the undersigned is a party or by which the  undersigned  or any  property  of the  undersigned  is bound or result in the creation or imposition of any mortgage,  lien or other encumbrance other  than to  Lender  on any of the  property  or  assets  of the  undersigned pursuant to the provisions of any of the foregoing.

     (e)  CONSENTS  OR  APPROVALS.  No  consent  of any  other  person or entity
(including, without limitation, any creditor of the undersigned) and no consent, license,  permit,  approval or authorization  of, exemption by, notice or report to, or registration,  filing or declaration with, any governmental  authority is required in connection with the execution,  delivery,  performance,  validity or enforceability of this Guaranty, where failure to obtain such consent would have a  material  adverse  effect on the  business,  operating  assets or  condition, financial or otherwise, of the undersigned.

     (f) LITIGATION. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority,  bureau or agency is currently  pending or, to the best  knowledge  of the  undersigned, threatened  (i)  with  respect  to  this  Guaranty  or any  of the  transactions contemplated by this Guaranty or (ii) against or affecting the  undersigned,  or any of property or assets of the  undersigned,  which, if adversely  determined, would have a material  adverse  effect on the  business,  operations,  assets or condition, financial or otherwise, of the undersigned.

     (g) FINANCIAL  BENEFIT.  The undersigned has derived or expects to derive a financial or other  advantage from each and every loan,  advance or extension of credit made under the Loan Agreement or other Obligation incurred by Borrower to
Lender.

     The foregoing  representations  and warranties shall be deemed to have been made by the undersigned on the date of each borrowing by Borrower under the Loan
Agreement on and as of such date of such  borrowing as though made  hereunder on and as of such date.

     6.  ACCELERATION.  (a) If any Event of Default  (as such term is defined in any Document) shall occur and continue beyond any applicable grace periods under any agreement made by Borrower or the undersigned to Lender,  or either Borrower or the  undersigned  should  at any time  become  insolvent,  or make a  general assignment,  or if a proceeding in or under any Insolvency Law shall be filed or commenced  by, or in respect  of, the  undersigned,  or if a notice of any lien, levy,  or  assessment  is filed of  record  with  respect  to any  assets of the undersigned  by the  United  States of  America or any  department,  agency,  or instrumentality  thereof,  or if any  taxes or debts  owing at any time or times hereafter  to any one of them becomes a lien or  encumbrance  upon any assets of the undersigned in Lender's  possession,  or otherwise,  any and all Obligations shall for purposes hereof, at Lender's option, be deemed due and payable without notice  notwithstanding  that any such Obligation is not then due and payable by
Borrower.

     (b) The  undersigned  will  promptly  notify  Lender of any  default by the undersigned  in the  performance  or  observance of any term or condition of any agreement to which the  undersigned  is a party if the effect of such default is to cause, or permit the holder of any obligation  under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Lender shall have the right to accelerate the undersigned's  obligations hereunder.

     7. PAYMENTS FROM GUARANTOR.  Lender,  in its sole and absolute  discretion, with  or  without  notice  to the  undersigned,  may  apply  on  account  of the
Obligations any payment from the undersigned or any other guarantor,  or amounts realized from any security for the Obligations,  or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

     8. COSTS. The undersigned shall pay on demand, all costs, fees and expenses
(including  expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Lender  hereunder or under any of the Obligations.

     9. NO  TERMINATION.  This is a  continuing  irrevocable  guaranty and shall remain in full force and effect and be  binding  upon the  undersigned,  and the undersigned's  successors and assigns,  until all of the  Obligations  have been paid in full.  If any of the present or future  Obligations  are  guarantied  by persons, partnerships or corporations in addition to the undersigned, the death,
release  or  discharge  in  whole  or  in  part  or  the   bankruptcy,   merger,
consolidation,  incorporation, liquidation or dissolution of one or more of them shall not  discharge or affect the  liabilities  of the  undersigned  under this
Guaranty.

     10. RECAPTURE.  Anything in this Guaranty to the contrary  notwithstanding, if Lender  receives  any  payment or  payments  on  account  of the  liabilities
guaranteed   hereby,   which  payment  or  payments  or  any  part  thereof  are
subsequently invalidated,  declared to be fraudulent or preferential,  set aside and/or  required to be repaid to a trustee,  receiver,  or any other party under any Insolvency Law, common law or equitable doctrine,  then to the extent of any sum not finally  retained by Lender,  the  undersigned's  obligations  to Lender shall be reinstated  and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.

     11. BOOKS AND RECORDS.  The books and records of Lender showing the account between  Lender and Borrower  shall be  admissible  in evidence in any action or
proceeding,   shall  be  binding  upon  the   undersigned  for  the  purpose  of
establishing  the items therein set forth and shall constitute prima facie proof thereof.

     12. NO WAIVER.  No failure on the part of Lender to exercise,  and no delay in exercising,  any right,  remedy or power  hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power  hereunder  preclude  any other or future  exercise  of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to
Lender or  allowed  it by law or other  agreement  shall be  cumulative  and not exclusive of any other, and may be exercised by Lender at any time and from time to time.

     13.  WAIVER  OF  JURY  TRIAL.  THE  UNDERSIGNED   DOES  HEREBY   KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY  WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING  BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS
CONTEMPLATED  HEREBY OR RELATING OR  INCIDENTAL  HERETO.  THE  UNDERSIGNED  DOES
HEREBY  CERTIFY  THAT NO  REPRESENTATIVE  OR AGENT OF  LENDER  HAS  REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION,  SEEK
TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     14.  GOVERNING LAW;  JURISDICTION;  AMENDMENTS.  THIS INSTRUMENT  CANNOT BE
CHANGED OR TERMINATED ORALLY,  AND SHALL BE GOVERNED,  CONSTRUED AND INTERPRETED
AS TO VALIDITY,  ENFORCEMENT  AND IN ALL OTHER  RESPECTS IN ACCORDANCE  WITH THE
LAWS OF THE  STATE  OF NEW  YORK.  THE  UNDERSIGNED  EXPRESSLY  CONSENTS  TO THE
JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK,  COUNTY OF
NEW YORK, AND OF THE UNITED STATES  DISTRICT COURT FOR THE SOUTHERN  DISTRICT OF
NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE
UNDERSIGNED AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM
IN ANY WAY ARISING OUT OF,  RELATED TO OR  CONNECTED  HEREWITH  SHALL BE BROUGHT
ONLY IN THE  SUPREME  COURT OF THE STATE OF NEW YORK,  COUNTY OF NEW YORK OR THE
UNITED  STATES  DISTRICT  COURT  FOR THE  SOUTHERN  DISTRICT  OF NEW  YORK.  THE
UNDERSIGNED  FURTHER  CONSENTS  THAT ANY SUMMONS,  SUBPOENA OR OTHER  PROCESS OR
PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION
TO EITHER OF THE  AFOREMENTIONED  COURTS OR A JUDGE  THEREOF)  OR ANY  NOTICE IN

CONNECTION  WITH ANY PROCEEDINGS  HEREUNDER,  MAY BE SERVED INSIDE OR OUTSIDE OF
THE STATE OF NEW YORK OR THE  SOUTHERN  DISTRICT  OF NEW YORK BY  REGISTERED  OR
CERTIFIED MAIL,  RETURN RECEIPT  REQUESTED,  OR BY PERSONAL  SERVICE  PROVIDED A
REASONABLE  TIME FOR APPEARANCE IS PERMITTED,  OR IN SUCH OTHER MANNER AS MAY BE
PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE UNDERSIGNED WAIVES ANY OBJECTION
TO JURISDICTION AND VENUE OF ANY ACTION  INSTITUTED  HEREON AND SHALL NOT ASSERT
ANY  DEFENSE  BASED ON LACK OF  JURISDICTION  OR VENUE OR BASED  UPON  FORUM NON
CONVENIENS.

     15. SEVERABILITY.  To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such  jurisdiction,  be ineffective  to the extent of such  prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16.  AMENDMENTS,  WAIVERS.  No amendment or waiver of any provision of this
Guaranty nor consent to any departure by the undersigned  therefrom shall in any event  be  effective  unless  the  same  shall  be in  writing  executed  by the undersigned and Lender.

     17. NOTICE.  All notices,  requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered,  if by hand, (b) three (3) days after being sent, postage prepaid, if by  registered  or certified  mail,  (c) when  confirmed  electronically,  if by facsimile,  or (d) when delivered, if by a recognized overnight delivery service in each event,  to the numbers and/or address set forth beneath the signature of the undersigned.

     18.  SUCCESSORS.  Lender  may,  from  time to time,  without  notice to the undersigned,  sell, assign,  transfer or otherwise dispose of all or any part of the  Obligations  and/or  rights  under  this  Guaranty.  Without  limiting  the generality of the foregoing,  Lender may assign, or grant participations to, one or more banks,  financial  institutions or other entities all or any part of any of the  Obligations.  In each such event,  Lender,  its  Affiliates and each and every immediate and successive purchaser,  assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or  otherwise,  for its own benefit as fully as if such  purchaser, assignee,  transferee  or holder  were  herein by name  specifically  given such right.  Lender shall have an  unimpaired  right to enforce this Guaranty for its benefit  with respect to that  portion of the  Obligations  which Lender has not disposed of, sold, assigned, or otherwise transferred.

     19. RELEASE. Nothing except cash payment in full of the Obligations, either by  Borrower,  the  undersigned,  or any third party on either of their  behalf, shall release the undersigned from liability under this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this
26th day of November, 2004.

                                TIDEL TECHNOLOGIES, INC.

                                By:  /s/ Mark K. Levenick
                                   ---------------------------------
                                    Name:  Mark K. Levenick
                                          --------------------------
                                    Title: President
                                          --------------------------

                                Address:____________________________
                                ____________________________________
                                Telephone No.:______________________
                                Facsimile No.:______________________

STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

     On  the  ____  day  of  ___________,   2004,   before  me  personally  came
_______________________  to me known, who being by me duly sworn, did depose and say s/he is the  ______________  of Tidel  Technologies,  Inc., the  corporation described in and which executed the foregoing  instrument;  and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                                    ----------------------------
                                                    Notary Public